UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                            PROVIDENT BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________

SEC 1913 (3-99)

January 14, 2000

Dear Stockholder:

We cordially invite you to attend the Annual Meeting of Stockholders of Provident Bancorp, Inc. (the "Company"). The Annual Meeting will be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York on February 22, 2000, at 10:00 a.m., local time.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted. During the Annual Meeting we will also report on the operations of the Company. Directors and officers of the Company will be present to respond to any questions that stockholders may have. Also enclosed for your review is our Annual Report to Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

The business to be conducted at the Annual Meeting consists of the election of five directors, the approval of the Provident Bank 2000 Stock Option Plan and the Provident Bank 2000 Recognition and Retention Plan, and the ratification of KPMG LLP as the Company's auditors for the fiscal year ending September 30, 2000. For the reasons set forth in the Proxy Statement, the Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders, and the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

On behalf of the Board of Directors, we urge you to sign, date and return the enclosed proxy card as soon as possible, even if you currently plan to attend the Annual Meeting. This will not prevent you from voting in person, but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares that you own.

Sincerely,

/s/George Strayton

George Strayton
President and Chief Executive Officer

                             Provident Bancorp, Inc.
                               400 Rella Boulevard
                           Montebello, New York 10901
                                 (914) 369-8040

                                    NOTICE OF
                         ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held On February 22, 2000

         Notice is hereby given that the Annual Meeting of Stockholders of Provident Bancorp, Inc. (the "Company") will be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York, on February 22, 2000 at 10:00 a.m., local time.

         A Proxy Card and Proxy Statement for the Annual Meeting are enclosed.

         The Annual Meeting is for the purpose of considering and acting upon:

         1.       the election of five Directors to the Board of Directors;

         2.       the approval of the Provident Bank 2000 Stock Option Plan;

         3. the approval of the Provident Bank 2000 Recognition and Retention Plan;

         4. the ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending September 30, 2000; and

such other matters as may properly come before the Annual Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Annual Meeting.

         Any action may be taken on the foregoing proposals at the Annual Meeting on the date specified above, or on date or dates to which the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 31, 1999, are the stockholders entitled to vote at the Annual Meeting, and any adjournments thereof.

         EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE ANNUAL MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED AT ANY TIME BEFORE IT IS EXERCISED. A PROXY MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE COMPANY A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE ANNUAL MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE ANNUAL MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER IN ORDER TO VOTE PERSONALLY AT THE ANNUAL MEETING.

                                              By Order of the Board of Directors

                                              /s/Carol Benoist

                                              Carol Benoist
                                              Secretary

Montebello, New York
January 14, 2000



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
--------------------------------------------------------------------------------

                                 PROXY STATEMENT

                             Provident Bancorp, Inc.
                               400 Rella Boulevard
                           Montebello, New York 10901
                                 (914) 369-8040

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 22, 2000

         This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Provident Bancorp, Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company (the "Meeting"), which will be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York, on February 22, 2000, at 10:00 a.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about January 18, 2000.


--------------------------------------------------------------------------------
                              REVOCATION OF PROXIES
--------------------------------------------------------------------------------

         Stockholders who execute proxies in the form solicited hereby retain the right to revoke them in the manner described below. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies solicited on behalf of the Board of Directors of the Company will be voted in accordance with the directions given thereon. Where no instructions are indicated, validly executed proxies will be voted "FOR" the proposals set forth in this Proxy Statement for consideration at the Meeting.

         Proxies may be revoked by sending written notice of revocation to the Secretary of the Company, at the address shown above. The presence at the Meeting of any stockholder who had returned a proxy shall not revoke such proxy unless the stockholder delivers his or her ballot in person at the Meeting or delivers a written revocation to the Secretary of the Company prior to the voting of such proxy.

--------------------------------------------------------------------------------
                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
--------------------------------------------------------------------------------

         Holders of record of the Company's common stock, par value $0.10 per share (the "Common Stock"), as of the close of business on December 31, 1999 (the "Record Date") are entitled to one vote for each share then held. As of the Record Date, the Company had 8,225,000 shares of Common Stock issued and outstanding, of which 4,416,000 were held by Provident Bancorp, MHC (the " Mutual Holding Company"), the Company's parent mutual holding company. The presence in person or by proxy of a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting.
Directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which the authority to vote for the nominees being proposed is withheld. The affirmative vote of holders of a majority of the total votes present at the Meeting in person or by proxy is required for approval of the Provident Bank 2000 Stock Option Plan, the Provident Bank 2000 Recognition and Retention Plan and the ratification of KPMG LLP as the Company's auditors. Shares as to which the "Abstain" box has been selected on the proxy card will count as shares represented and entitled to vote and will be treated as votes "Against" the proposal. Shares as to which no vote is cast, including shares held by a broker who submits a proxy card but fails to cast a vote on the proposal will be treated as shares that are represented and will have no effect on the outcome of the vote.

         Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission (the "SEC") regarding such ownership. The following table sets forth, as of November 30, 1999, the shares of Common Stock beneficially owned by Executive Officers and Directors as a group and by each person who was the beneficial owner of more than five percent of the Company's outstanding shares of Common Stock.

                                                          Amount of Shares
                                                          Owned and Nature                   Percent of Shares
         Name and Address of                                of Beneficial                     of Common Stock
        Beneficial Owners(1)                                Ownership(2)                      Outstanding(3)
        --------------------                                ------------                      --------------
Provident Bancorp, MHC
400 Rella Boulevard
Montebello, New York 10901                                    4,416,000                          53.4%

Provident Bancorp, MHC
  and all Directors, nominees for Director
  and Executive Officers
  as a Group (17 persons)(4)                                  4,740,113                          57.3

BL Advisers, Inc.
Barry Lewis
Barbara Lewis
177 S. Mountain Road
New City, New York 10956(5)                                     414,630                           5.0


(1) Certain of the Company's executive officers and directors are also executive officers and directors of the Mutual Holding Company.

(2) In accordance with Rule 13d-3 under the Securities Exchange Act of 1934, a person is deemed to be the beneficial owner for purposes of this table, of any shares of Common Stock if he has shared voting or investment power with respect to such security, or has a right to acquire beneficial ownership at any time within 60 days from the date as of which beneficial ownership is being determined. As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares, and includes all shares held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting or investment power.

(3) As of November 30, 1999, the Company had 8,272,500 shares of Common Stock issued and outstanding.

(4) Includes shares owned by a retiring Director whose service will terminate as of the date of the Meeting.

(5) As disclosed in a joint Schedule 13G filed with the SEC on November 19, 1999.


--------------------------------------------------------------------------------
                        PROPOSAL I--ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Company's Board of Directors is currently composed of nine members, but the Board of Directors of the Company recently amended the Company's Bylaws to provide for 11 members. The Company's Bylaws provide that approximately one-third of the Directors are to be elected annually. Directors of the Company are generally elected to serve for a three-year period and until their respective successors shall have been elected and shall qualify. Four Directors will be elected at the Meeting to serve for a three-year period and until their respective successors shall have been elected and shall qualify, and one director will be elected at the Meeting to serve for a two-year period and until his successor shall have been elected and shall qualify. The Board of Directors has nominated to serve as Directors for three-year terms Judith Hershaft, Thomas
F. Jauntig, Jr., Donald T. McNelis and Richard A. Nozell, and the Board of Directors has nominated Burt Steinberg to serve as Director for a two-year term.

         The table below sets forth certain information, as of November 30, 1999, regarding current members of the Company's Board of Directors, nominees for Director and Executive Officers who are not Directors, including the terms of office of current Board members. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to any nominee) will be voted at the Meeting for the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any of the nominees might be unable to serve, if elected. Except as indicated herein, there are no arrangements or understandings between any of the nominees and any other person pursuant to which such nominees were selected.

                                                                                                 Shares
                          Position(s) Held With                       Director       Current   Beneficially  Percent of
         Name                  the Company                  Age       Since(1)    Term Expires    Owned         Class
         ----                  -----------                  ---       --------    ------------    -----         -----

                                                     NOMINEES
Judith Hershaft                   None                      59           --            --            --           *
Thomas F. Jauntig, Jr.            None                      55           --            --           500           *
Donald T. McNelis               Director                    66          1987          2000       20,795           *
Richard A. Nozell               Director                    56          1990          2000        8,446           *
Burt Steinberg                    None                      54           --            --         3,000           *

                                                OTHER BOARD MEMBERS
William F. Helmer         Chairman of the Board             65          1974          2001       50,121           *
George Strayton          President, Chief Executive         56          1991          2002       45,968           *
                           Officer and Director
Dennis L. Coyle               Vice Chairman                 63          1984          2002       65,520           *
William R. Sichol, Jr.          Director                    59          1990          2001       21,789           *
Wilbur C. Ward                  Director                    73          1990          2002        8,020           *
F. Gary Zeh                     Director                    61          1979          2001       40,520           *

                                     EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
Daniel G. Rothstein      Executive Vice President,          52           N/A           N/A       20,689           *
                          Chief Credit Officer
                         and Regulatory Counsel
Robert J. Sansky         Executive Vice President           52           N/A           N/A       14,750           *
                         and Director of Human Resources
Katherine A. Dering      Senior Vice President and          51           N/A           N/A        8,740           *
                         Chief Financial Officer
Stephen G. Dormer        Senior Vice President and          48           N/A           N/A        3,341           *
                         Director of Business Activity
John F. Fitzpatrick      Senior Vice President and          47           N/A           N/A        1,421           *
                         Director of Support Services

*        Less than 1%

(1) Reflects initial appointment to the Board of Directors of Provident Bank or its predecessors.

         The business experience for the past five years for each of the Company's Directors, nominees for Director, and Executive Officers is as follows:

         Judith Hershaft is the Chief Executive Officer of Innovative Plastics Corp., a manufacturer of custom plastic products. She is also the Chairman of Greenway Plastics and Innovative Plastics.

         Thomas F. Jauntig, Jr., is a partner in Korn, Rosenbaum, Phillips & Jauntig LLP, CPAs.

         Dr. Donald T. McNelis served as President of St. Thomas Aquinas College in Sparkill, New York from 1974 until his retirement in 1995.

         Richard A. Nozell is the owner of Richard Nozell Building Construction, and serves as a general building contractor.

         Burt Steinberg is the President and Chief Operating Officer of The Dress Barn, Inc., a woman's specialty store retailer.

         William F. Helmer has served as the Chairman of the Board of Directors of Provident Bank (the "Bank") since 1994 and Chairman of the Board of the Company since its formation in 1999, and is the President of Helmer-Cronin Construction, Inc., a construction company.

         George Strayton has been employed by the Bank since 1982, was named President and Chief Executive Officer of the Bank in 1986, and has served as President and Chief Executive Officer of the Company since its formation in 1999.

         Dennis L. Coyle has served as Vice Chairman of the Board of Directors of the Bank since 1994 and Vice Chairman of the Board of the Company since its formation in 1999. Mr. Coyle is the owner of the Coyle Insurance Agency, the owner and President of Denlo Realty Corp. and the owner of Dennis L. Coyle Rental Properties.

         William R. Sichol, Jr. is a principal of Sichol & Hicks, P.C., a private law firm.

         Wilbur C. Ward is currently retired. Prior to his retirement, Mr. Ward was the President of Ward Bulldozers.

         F. Gary Zeh is the President of Haverstraw Transit Inc., a bus contracting company, and President and owner of Quality Bus Sales and Service.

         Daniel G. Rothstein has been employed by the Bank since 1983, and was named Executive Vice President of the Bank in 1989. Mr. Rothstein has served as the Bank's Chief Credit Officer and Regulatory Counsel since 1996.

         Robert J. Sansky has been employed by the Bank since 1985, and was named Executive Vice President in 1989. Mr. Sansky has served as the Bank's Director of Human Resources since 1995.

         Katherine A. Dering has served as the Bank's Chief Financial Officer since 1994. Ms. Dering previously served as the Chief Financial Officer of a community bank located in Connecticut.

         Stephen G. Dormer has served as Senior Vice President and Director of Business Development of the Bank since 1996, and was previously Senior Vice President and Manager of the Bank's Commercial Loan Department from 1994 until 1996. Prior to joining the Bank in 1994, Mr. Dormer was Senior Vice President of a commercial bank located in New Jersey.

         John F. Fitzpatrick has been employed by the Bank since 1986, and was named Senior Vice President and Director of Support Services in 1997.

Section 16(a) Beneficial Ownership Reporting Compliance

         The Common Stock is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934. The Executive Officers and Directors of the Company and beneficial owners of greater than 10% of the outstanding shares of Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the SEC disclosing beneficial ownership and changes in beneficial ownership of the Common Stock. SEC rules require disclosure in the Proxy Statement and Annual Report on Form 10-K of the failure of an officer, director or 10% beneficial owner of the Common Stock to file a Form 3, 4 or 5 as required. Based on the Company's review of ownership reports, no Executive Officer, Director or 10% beneficial owner of the Company failed to file ownership reports as required for the year ended September 30, 1999.

Meetings and Committees of the Board of Directors

         The business of the Company is conducted at regular and special meetings of the full Board and its standing committees. The standing committees consist of the Executive and Audit Committees. The full Board of Directors acts as Nominating Committee for the Company. During the fiscal year ended September 30, 1999, the Board of Directors met at four regular meetings and no special meetings. No member of the Board or any committee thereof attended less than 75% of said meetings.

         The Executive Committee consists of Chairman Helmer, President, Chief Executive Officer and Director Strayton, and Directors Coyle, McNelis and Sichol. The Executive Committee meets as necessary when the Board is not in session to exercise general control and supervision in all matters pertaining to the interests of the Company, subject at all times to the direction of the Board of Directors. The Executive Committee met once during the fiscal year ended September 30, 1999.

         The Audit Committee consists of retiring Director Murray L. Korn (who serves as Chairman) and Directors Ward and Nozell. The Audit Committee reviews and approves audit reports prepared by the internal auditors and independent auditors, reviews and recommends the independent auditors to be engaged by the Company, and reviews and approves internal audit policies and programs. The Audit Committee met four times during the fiscal year ended September 30, 1999.

Stock Performance Graph

         Set forth below is a stock performance graph comparing the yearly total return on the Company's Common Stock commencing with the closing price on January 8, 1999, the first day the Common Stock was publicly traded, with (a) the cumulative total return on stocks included in the Nasdaq Composite Index, and (b) the cumulative total return on stocks included in the SNL Mid-Atlantic Thrift Index.

         There can be no assurance that the Company's stock performance will continue in the future with the same or similar trend depicted in the graph. The Company will not make or endorse any predictions as to future stock performance.

                               [GRAPHIC OMITTED]

                                                                      Period Ending
                                               -------------------------------------------------------------
                                                   1/7/99         3/31/99        6/30/99         9/30/99
                                               -------------- --------------- --------------  --------------
Provident Bancorp, Inc.                            100.00          89.58           91.93          107.87
Nasdaq Composite Index                             100.00         104.62          114.47          117.10
SNL Mid-Atlantic Thrift Index                      100.00          92.38           91.40           81.91

Compensation Committee Interlocks and Insider Participation

         The Company does not independently compensate its executive officers, directors, or employees. The Human Resources Committee of the Bank retains the principal responsibility for the compensation of the officers, Directors and employees of the Bank, including the benefits they receive. The Human Resources Committee consists of Directors Zeh (who serves as Chairman), Helmer, McNelis, Nozell and Strayton. Mr. Strayton is also the President and Chief Executive Officer of the Company and the Bank. Mr. Strayton offers input and advice as to executive compensation affecting members of the senior management team other than himself. Compensation decisions and recommendations made as to Mr. Strayton are made without the participation of Mr. Strayton, who recuses himself from any such discussions.

         During the fiscal year ending September 30, 1999, the Company had no "interlocking" relationships in which (1) any Executive Officer is a member of the Board of Directors of another entity, one of whose executive officers is a member of the Company Board of Directors, or (2) any Executive Officer is a member of the compensation committee of another entity, one of whose executive officers is a member of the Company's Board of Directors.

Report of the Compensation Committee

         Under rules established by the SEC, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and other executive officers of the Company. The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental executive compensation decisions affecting those individuals. In fulfillment of this requirement, the Human Resources Committee of the Bank, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

         The executive compensation program of the Bank is designed to attract and retain experienced, motivated and productive officers who will help the Bank reach its strategic and financial objectives. The compensation program is made up of base salary, short and long-term incentive compensation, and benefits. The following is a discussion of each component of the compensation program.:

o Base Salary. Salaries paid to executives are designed to be competitive with other financial institutions of similar size and locations. Salaries are paid for performance and the successful completion of job description responsibilities and accompanying standards.

o Incentive Compensation. Short and long-term incentives are paid for operating plan completion, return to the bank from the operating plans and bank profitability. The Bank will continue to provide short-term cash incentive opportunities and intends to offer long-term incentives in the form of stock options.

o Benefits. The Bank sponsors a variety of benefit plans, including the Provident Bank Employee Stock Ownership Plan (the "ESOP"), a 401(k) plan, the Provident Bank Defined Benefit Pension Plan, and for certain senior executives, a supplemental executive retirement plan. Both the ESOP and the 401(k) plan promote equity ownership in the Company and the Bank by investment in Common Stock.

         The Human Resources Committee of the Board of Directors is responsible for the performance review of the Chief Executive Officer, who in turn reviews each member of senior management. Compensation strategy is tied to performance, productivity, operating results and market competitiveness. Incentive compensation for officers is based upon completion of operating plans, their degree of difficulty, returns to the Bank, and Bank profitability. The Human Resources Committee annually reviews officer salaries, and other aspects of executive compensation. The committee reviews compensation levels for competitiveness and reasonableness as compared to industry peers and competitors from information gathered by external consultants. During 1999, the Bank engaged the Bassett Group to review Bank-wide salary scales and to provide recommended revisions.

         The Bassett Group utilized the following information to assist in making its recommendations:

         1999 America's Community Bankers' Compensation Survey
         1999 SNL Executive Compensation Review
         1998 Report of Segal & Co. on Bank Compensation

         The Bank expects to continue to utilize comparative salary data and consultants to ensure a viable, competitive salary program.

         Compensation for the Chief Executive Officer is comprised of base salary, incentives and benefits. The Chief Executive Officer's base salary is determined by individual performance, competitive salaries, successful accomplishment of strategic goals and Bank profitability. Specifically, both a short-term incentive plan and a long term incentive plan provide goals for targeted returns on the Bank's equity for specified periods. Based on the Bank's actual historical return on equity, the Chief Executive Officer's short-term incentive compensation for 1999 was equal to approximately 45% of his base salary, while his long-term incentive compensation was equal to approximately 25% of his base salary.

         This report has been provided by the Human Resources Committee:

                  F. Gary Zeh               Richard A. Nozell
                  William F. Helmer         George Strayton
                  Donald T. McNelis

Executive Compensation

         Summary Compensation Table. The following table sets forth for the years ended September 30, 1999 and 1998, certain information as to the total remuneration paid by the Company to the Chief Executive Officer of the Company, and the other four most highly compensated Executive Officers of the Company at September 30, 1999 who received total annual compensation in excess of $100,000 (together, "Named Executive Officers").

                               Annual Compensation (1)                     Long-Term Compensation
                           ------------------------------ --------------------------------------------------------
                                                                   Awards                     Payouts
                                                          -----------------------  -------------------------------
                                                              Other
                             Year                            Annual    Restricted                       All Other
          Name and           Ended                        Compensation  Stock      Options/     LTIP  Compensation
     Principal Position    9/30 (1)    Salary      Bonus       (2)      Awards      SARS      Payouts      (3)
-------------------------  ---------  ---------  ---------  ---------   ------    --------   --------   --------
George Strayton, President,   1999     $ 291,231  $ 123,300    --         --         --        $68,500    $17,933
Chief Executive Officer       1998       258,954    117,900    --         --         --         13,100     33,349
and Director

Daniel G. Rothstein,          1999     $ 164,592  $  59,963    --         --         --        $39,975    $12,981
Executive Vice President,     1998       158,250     57,525    --         --         --          7,670     17,247
Chief Credit Officer
and Regulatory Counsel

Robert J. Sansky              1999     $ 149,316  $  54,263    --         --         --        $36,175    $12,767
Executive Vice President and  1998       142,974     51,713    --         --         --          6,895     16,613
Director of Human Resources

Stephen G. Dormer             1999     $ 133,385  $  48,375    --         --         --        $32,250    $ 5,754
Senior Vice President and     1998       127,908     42,865    --         --         --          6,235      9,003
Director of Business Activity

Katherine A. Dering           1999     $ 132,193  $  47,813    --         --         --        $31,875    $ 5,606
Senior Vice President and     1998       126,107     44,813    --         --         --          5,975      9,195
Chief Financial Officer

(1) In accordance with the rules on executive officer and director compensation disclosure adopted by the SEC, Summary Compensation information is excluded for the fiscal year ended September 30, 1997, as the Bank was not a public company during this period.

(2) The Bank provides certain members of senior management with certain other personal benefits, the aggregate value of which did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus reported for each officer. The value of such personal benefits is not included in this table.

(3) Includes employer contributions to a 401(k) Plan on behalf of Named Executive Officers, as well as the payment of premiums for life insurance policies.

         Employment Agreements. In January 1996, the Bank entered into an employment agreement with George Strayton, the President and Chief Executive Officer of the Bank, which agreement was amended in 1998. On each day during the term of the agreement, the term of the agreement automatically renews so that the agreement shall continually be for a three-year term unless notice of non-renewal is provided at least 60 days prior to the anniversary date of the agreement. In the event that notice of non-renewal is given, the agreement will expire at the end of its then three-year term. Under the agreement, Mr. Strayton will be paid $300,000 (the current annual rate of salary). For each calendar year beginning after a change in control (as defined in the agreement) of the Bank or Company, Mr. Strayton's annual salary will be increased by a formula set forth in the agreement. In addition to his annual salary, Mr. Strayton is entitled to participate in all tax-qualified plans and other incentive programs of the Bank, and the Bank's group life, health, dental and disability plans.

         In the event the Bank terminates Mr. Strayton's employment for any reason other than for cause (as defined in the agreement), in the event of his voluntary resignation within one year following a demotion in title or duties or a change in control of the Bank or the Company, or in the event of termination of his employment due to total and permanent disability, then Mr. Strayton will be entitled to certain benefits payable by the Bank. These benefits include his earned but unpaid salary, continuation of his life, health and disability insurance benefits for the remaining unexpired employment period under the agreement, and continued health coverage for Mr. Strayton and his spouse for their remaining lifetimes. Mr. Strayton will also be entitled to certain lump sum payments, such as the present value of any salary and director's fees that he would have earned for the remaining unexpired employment period under the agreement. Within 60 days of termination of his employment, Mr. Strayton will also be entitled to payments relating to the Bank's defined benefit pension plan, 401(k) Plan, ESOP and Supplemental Executive Retirement Plan. Mr. Strayton will also be entitled to immediate vesting of any unearned options or shares of restricted stock awarded to him under any stock benefit plan maintained by the Company, and the payments that would have been made to him under all incentive compensation plans and programs adopted by the Bank, including the Management Incentive Program. In the event that the Bank gives Mr. Strayton a notice of non-renewal, or if the Bank does not extend the employment period at least 60 days prior to any renewal date set forth under the agreement, Mr. Strayton may resign from the Bank at any time and will receive a lump sum cash benefit within 30 days equal to the amounts set forth above. Also, in such event the Bank will provide the life and health insurance benefits set forth above. In the event that Mr. Strayton becomes subject to an excise tax on payments made under the agreement in connection with a change in control, Mr. Strayton will be reimbursed an amount determined pursuant to a formula set forth in the agreement for payment of such excise taxes by the Bank, so long as during the six-month period prior to such change in control the Bank was in compliance with all applicable minimum regulatory capital requirements. For a period of one year following the date of his termination with the Bank for reasons other than for cause, the agreement provides that Mr. Strayton shall not compete with the Bank.

         In connection with its conversion to a stock bank, the Bank entered into employment agreements with five other officers, including Messrs. Rothstein, Sansky, Dormer, and Ms. Dering. The employment agreements are for terms of up to two years and renew on a daily basis so that the remaining term under the agreements is for up to two years unless notice of non-renewal is given. Each Executive Officer covered by an employment agreement receives an annual rate of salary, as specified in the employment agreement, and will be entitled to participate in all tax-qualified plans and other incentive programs of the Bank, and any group life, health, disability plans maintained by the Bank from time to time. The employment agreements for the five other officers are substantially similar to the agreement with Mr. Strayton except that the health coverage for the remaining officers does not continue for their lifetimes.

         Supplemental Executive Retirement Plan. The Bank maintains a non-qualified supplemental executive retirement plan ("SERP") to compensate executives whose benefits under the Bank's tax-qualified benefit plans are limited by the Internal Revenue Code of 1986, as amended (the "Code," and, such limitations, the "Applicable Limitations"). The SERP provides executives with retirement benefits generally equal to the difference between (i) the annual benefit the executive would have received under the Bank's Retirement Plan if such benefits were computed without giving effect to the limitations on benefits imposed by the Code, and (ii) the amounts actually payable to the executive under the terms of the Retirement Plan. In addition, the executive is entitled to a 401(k) benefit under the SERP equal to the product of (i) Bank contributions that could not be credited to his or her account in the 401(k) Plan due to the Applicable Limitations plus an earnings factor, and (ii) his or her vested percentage in the 401(k) Plan. The SERP was amended in connection with the adoption of the ESOP so that an executive who does not receive the maximum contribution under the ESOP due to one of the Applicable Limitations will be entitled to an ESOP benefit under the SERP, credited in units of the Company's Common Stock, equal to the difference between the fair market value of the number of shares of Common Stock of the Company that would have been allocated to the account of the executive under the ESOP had the limitations under the Code not been applicable, and the fair market value of the number of shares of Common Stock actually allocated to the account of the executive. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Bank, however, the Bank has set up a trust, to ensure that sufficient assets will be available to pay the benefits under the SERP. The trust is entitled to purchase Common Stock to fund the ESOP benefit under the SERP.

         As of October 1, 1998, Mr. Strayton had accrued an annual benefit of $25,284 under the Retirement Plan portion of the SERP, which would be payable upon his reaching age 65. Benefits available to all Named Executive Officers under the 401(k) portion of the SERP are included in "--Summary Compensation Table," above.

         Defined  Benefit  Pension Plan.  The Bank  maintains the Provident Bank
Defined Benefit Pension Plan (the "Retirement Plan") which is a qualified, tax-exempt defined benefit plan. Employees age 21 or older who have worked at the Bank for a period of one year and have been credited with 1,000 or more hours of service with the Bank during the year are eligible to accrue benefits under the Retirement Plan. The Bank contributes each year, if necessary, an amount to the Retirement Plan at least equal to the actuarially determined minimum funding requirements in accordance with ERISA. For the plan year ended September 30, 1999, a contribution of approximately $572,000 was made to the Retirement Plan. At September 30, 1999, the total market value of the Retirement Plan trust fund assets was approximately $6.5 million.

         In the event of retirement at normal retirement age (i.e., the later of age 65 or the 5th anniversary of participation in the Retirement Plan), the plan provides a single life annuity. For a married participant, the normal form of benefit is an actuarially reduced joint and survivor annuity where, upon the participant's death, the participant's spouse is entitled to receive a benefit equal to 50% of that paid during the participant's lifetime. Alternatively, a participant may elect (with proper spousal consent, if necessary) a joint and 100% survivor annuity, a joint and 75% survivor annuity, a different form of annuity, or installments payable over a period of not more than the life of the participant (and spouse, if applicable). Payment may be made in a lump sum in cash, provided the participant has completed 20 years of service and attained age 55 or has attained normal retirement age. All forms in which a participant's benefit may be paid will be actuarially equivalent to the single life annuity. The monthly retirement benefit provided is an amount equal to the greater of a participant's frozen accrued benefit (as provided for in the Retirement Plan) or 1.6% of a participant's average monthly compensation, multiplied by the participant's years of service (up to a maximum of 35 years) plus 0.5% of the participant's average monthly compensation in excess of one-twelfth of the participant's Covered Compensation (as defined in the Retirement Plan) multiplied by the participant's months of service (up to a maximum of 35 years), computed to the nearest dollar. Retirement benefits are also payable upon retirement due to early and late retirement or death and disability. A reduced benefit is payable upon early retirement at or after age 55 and the completion of 10 years of vested service with the Bank. No reduction in benefit will occur as a result of special early retirement on or after age 62 and the completion of 20 years of vested service, if payment is made at the time of retirement. Upon termination of employment other than as specified above, a participant who has five years of vested service is eligible to receive his or her accrued benefit commencing on such participant's retirement date, death or disability.

         The following table indicates the annual retirement benefit that would be payable under the Retirement Plan upon retirement at age 65 in calendar year 1999, expressed in the form of a single life annuity for the average monthly salary and benefit service classifications specified below.

       Average             Years of Service and Annual Benefit Payable at Retirement
       Monthly          ---------------------------------------------------------------
    Compensation             15           20            25           30           35
       ------           -----------  -----------  -----------  -----------  -----------
       $4,167           $    13,416  $    17,892  $    22,356  $    26,832  $    31,306
        6,250                21,288       28,392       35,484       42,576       49,678
        8,333                29,160       38,880       48,612       58,332       68,050
       10,417                37,044       49,392       61,740       74,088       86,431
$13,333 and above(1)         48,060       64,080       80,112       96,132      112,150

--------------------
(1) Reflects the maximum benefit payable under the Retirement Plan due to tax law limits.

         As of September 30, 1999, Messrs. Strayton, Rothstein, Sansky, and Dormer, and Ms. Dering had 17, 17, 14, 5 and 5 years, respectively, of credited service (i.e., benefit service) under the Retirement Plan.

Compensation of Directors

         Fees. Directors of the Bank receive an annual retainer fee of $12,000, plus a fee of $700 per Board meeting attended, and $400 per committee meeting attended. The Chairman of each committee receives an additional $2,000 per year. Directors who are also employees of the Bank are not eligible to receive any fees for their service as a Director.

         Deferred Compensation Agreements. The Bank has entered into nonqualified deferred compensation agreements ("DCA") for the benefit of all of the Bank's Directors. The DCAs comprise a non-qualified deferred compensation plan into which a non-employee director can defer up to 100% of his board fees earned during the calendar year. The DCA permits each Director to determine whether to invest all or a portion of his account in Common Stock, in accordance with the tax law limitations. When a Director reaches the mandatory retirement age, the Director's account will be paid to him in generally equal quarterly installments beginning on the first day of the first calendar quarter after the Director becomes entitled to such payments and continuing for five years. A Director may elect to receive distributions from the plan prior to the Director's mandatory retirement age, and such distributions may be paid over a longer period of time. In the event of the Director's death, the balance of the Director's account will be paid to the Director's designated beneficiary in the first calendar quarter after death. A Director may also request a distribution from his account in the event the Director suffers a hardship, such as a sudden or unexpected illness or accident, affecting the Director, his beneficiary, or family member. Whether to grant a hardship distribution is within the sole discretion of the Board.

         The amount of a Director's account invested in common stock will be credited with any earnings and appreciation on such investment, and any other amounts will earn interest at a rate equal to the 10-year Federal Home Loan Bank Advance Rate, or at another rate established by the committee that administers the DCAs. The DCA is an unfunded plan for tax purposes and for purposes of ERISA. All obligations arising under the DCAs are payable from the general assets of the Bank, however, the Bank has established a trust to ensure that sufficient assets will be available to pay the benefits under the DCAs.

Transactions With Certain Related Persons

         No Directors, Executive Officers or immediate family members of such individuals were engaged in transactions with the Company or any subsidiary involving more than $60,000 (other than through a loan) during the fiscal year ending September 30, 1999. In addition, during the fiscal year ending September 30, 1999, no Directors, Executive Officers or immediate family members of such individuals were involved in loans from the Company or the Bank involving more than $60,000 which had not been made in the ordinary course of business and on substantially the same terms and conditions, including interest rate and collateral, as those of comparable transactions prevailing at the time with other persons, and do not include more than the normal risk of collectibility or present other unfavorable features.


--------------------------------------------------------------------------------
                   PROPOSAL II--APPROVAL OF THE PROVIDENT BANK
                             2000 STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors intends to adopt the Provident Bank 2000 Stock Option Plan (the "Stock Option Plan"). Under the Stock Option Plan, 386,400 shares of the Company's Common Stock will be reserved for issuance pursuant to the exercise of options to be granted thereunder. Shares reserved for issuance under the Stock Option Plan may be obtained through open market purchases or issued from the Company's authorized-but-unissued shares. To the extent shares under the Stock Option Plan are issued from authorized-but-unissued shares, the voting interests of current stockholders will be diluted.

         The Board of Directors believes that it is appropriate for the Company to adopt a flexible and comprehensive stock option plan that permits the granting of a variety of long-term incentive awards to directors, officers and employees as a means of enhancing and encouraging the recruitment and retention of those individuals on whom the continued success of the Company and the Bank most depends. Attached as Appendix A to this Proxy Statement is the complete text of the Stock Option Plan.

         Effective upon stockholder approval and Board ratification of the Stock Option Plan, the awards to outside directors set forth in the plan will become effective and it is expected that the Board of Directors of the Company will grant to Named Executive Officers, Directors, executive officers as a group, non-employee directors as a group and certain employees of the Bank options (with limited rights in the case of options granted to employees) to purchase the following number of shares of common stock. In addition, 12,520 options will be reserved for future issuance to employees and directors as an incentive to perform in a superior manner as well as to attract people of experience and ability.

                                                                           Number of Shares
Name and                                                                 to be Received upon
Principal Position                                                     Exercise of Options (1)
------------------                                                     -----------------------
William F. Helmer,                                                              11,000
   Chairman of the Board
George Strayton, President,                                                     90,000
   Chief Executive Officer and
   Director
Dennis L. Coyle, Vice Chairman                                                  11,000
Donald T. McNelis, Director                                                     11,000
Richard A. Nozell, Director                                                     11,000
William R. Sichol, Jr., Director                                                11,000
Wilbur C. Ward, Director                                                        11,000
F. Gary Zeh, Director                                                           11,000
Judith Hershaft, nominee for Director                                           11,000
Thomas F. Jauntig, Jr.,                                                         11,000
   nominee for Director
Burt Steinberg, nominee for Director                                            11,000
Daniel G. Rothstein,                                                            20,200
   Executive Vice President,
   Chief Credit Officer and
   Regulatory Counsel
Robert J. Sansky,                                                               18,200
   Executive Vice President and
   Director of Human Resources
Katherine A. Dering,                                                            16,200
   Senior Vice President and
   Chief Financial Officer
Stephen G. Dormer,                                                              16,200
   Senior Vice President and
   Director of Business Activity

All executive officers as a group (6 persons)                                  177,000

All nonemployee directors as a group, including nominees (10 persons) (2)      110,000

All employees, not including executive officers, as a group (39 persons)        93,480

------------------
(1) The value of the stock options is not determinable because the exercise price will be equal to the fair market value of the Company's Common Stock at the effective time of the award.

(2) All options granted to nonemployee directors will be nonstatutory stock options.

Principal Features of the Stock Option Plan

         The Stock Option Plan provides for awards in the form of stock options, reload options, limited stock appreciation rights ("Limited Rights") and dividend equivalent rights. Each award shall be on such terms and conditions, consistent with the Stock Option Plan, as the committee administering the Stock Option Plan may determine.

         The Stock Option Plan will be administered by a committee (the "Committee") consisting of either two or more "non-employee directors" of the Company (as defined in the Stock Option Plan), or the entire Board of the Company. The members of the Committee shall be appointed by the Board of the Bank. Pursuant to the terms of the Stock Option Plan, any director, officer or employee of the Company or its affiliates is eligible to participate. The Committee will determine to whom the awards will be granted, in what amounts, and the period over which such awards will vest and become exercisable. In granting awards under the Stock Option Plan, the Committee will consider, among other things, position and years of service, value of the individual's services to the Company and the Bank and the added responsibilities of such individuals as employees, directors and officers of a public company. The Committee may extend or accelerate the time period for the exercise of an option.

         The Committee has full and exclusive power within the limitations set forth in the Stock Option Plan to make all decisions and determinations regarding the selection of participants and the granting of awards; establishing the terms and conditions relating to each award; adopting rules, regulations and guidelines for carrying out the Stock Option Plan's purposes; and interpreting and otherwise construing the Stock Option Plan.

          Stock options granted under the Stock Option Plan may be either "incentive stock options" as defined under Section 422 of the Internal Revenue Code or stock options not intended to qualify as such ("non-qualified stock options"). The term of an incentive stock option will not exceed ten years from the date of grant.

         Shares issued upon the exercise of a stock option may be either authorized but unissued shares or shares purchased in the open market. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Stock Option Plan. Generally, in the discretion of the Board, all or any non-qualified stock options granted under the Stock Option Plan may be transferable by the participant but only to the persons or classes of persons determined by the Board. No other award or any right or interest therein is assignable or transferable except under certain limited exceptions set forth in the Stock Option Plan.

Stock Options

         All stock options will be exercisable in installments as the Committee shall determine. If an individual to whom an incentive stock option or right was granted ceases to maintain continuous service for any reason (excluding normal retirement, death or disability, and termination of employment by the Company or any affiliate following a change in control or for cause), such individual may, but only for a three month period immediately following cessation of continuous service and in no event after the expiration date of such option or right, exercise such option or right to the extent that such option or right was exercisable at the date of cessation of service. If an individual to whom an incentive stock option or right was granted ceases to maintain continuous service due to normal retirement (as defined in the Stock Option Plan), such individual may to the extent such option or right was exercisable at the date of cessation of service, continue to exercise such option or right for up to three years but in no event after the expiration date of such option or right. If an individual to whom a non-statutory stock option was granted ceases to maintain continuous service for any reason (excluding death or disability, and termination of employment by the Company or any affiliate following a change in control or for cause), such individual may for a three year period immediately following cessation of continuous service and in no event after the expiration date of such option or right, exercise such option or right to the extent that such individual was entitled to exercise such option or right at the date of cessation of service. If an individual to whom an incentive stock option, non-statutory stock option or right was granted ceases to maintain continuous service by reason of death or disability, or following a change in control, then, unless the Committee provides otherwise in the instrument evidencing the grant, all options and rights granted and not fully exercisable shall become exercisable in full upon the occurrence of such event and shall remain exercisable for a three year period, provided, however, that in the case of an incentive stock option, the option will become a non-statutory stock option if not exercised within three months of termination of employment.

         In the event of an individual's termination of employment or service as a result of death, disability, or normal retirement, the Committee may, upon request by the option holder, elect to pay to the holder an amount of cash equal to the amount by which the market value of the shares covered by the option on the date of termination of employment or service exceeds the exercise price, multiplied by the number of shares with respect to which such option is properly exercised. If the continuous service of an individual to whom an option or right was granted by the Company is terminated for cause, all rights under such option or right shall expire immediately upon the effective date of such termination.

         The exercise price for the purchase of shares subject to a stock option may not be less than 100% of the market value of the shares on the date of grant. The exercise price may be paid in cash, shares of Common Stock, or through a "cashless exercise".

Limited Stock Appreciation Rights

         The Committee may grant Limited Rights at the same time as the grant of any option to any employee. A Limited Right gives the option holder the right, upon a change in control of the Company or the Bank, to receive the excess of the market value of the shares represented by the Limited Rights on the date exercised over the exercise price. Limited Rights generally will be subject to the same terms and conditions and exercisable to the same extent as stock options, as described above. Payment upon exercise of a Limited Right will be in cash or, in the event of a change in control in which pooling accounting treatment is a condition to the transaction, in shares of stock of the Company, or in the event of a merger transaction, in shares of the acquiring corporation or its parent, as applicable.

         Limited Rights may be granted at the time of, and must be related to, the grant of a stock option. The exercise of one will reduce to that extent the number of shares represented by the other. If a Limited Right is granted with and related to an incentive stock option, the Limited Right must satisfy all the restrictions and limitations to which the related incentive stock option is subject.

Dividend Equivalent Rights

         Dividend equivalent rights may also be granted at the time of the grant of a stock option. Dividend equivalent rights entitle the option holder to receive an amount of cash at the time that certain extraordinary dividends are declared equal to the amount of the extraordinary dividend multiplied by the number of options that the person holds. For these purposes, an extraordinary dividend is defined under the Stock Option Plan as any dividend paid on shares of Common Stock where the rate of dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

Reload Options

         Reload options may also be granted at the time of the grant of a stock option. Reload options entitle the option holder, who has delivered shares that he or she owns as payment of the exercise price for option stock, to a new option to acquire additional shares equal in amount to the number of shares he or she has traded in. Reload options may also be granted to replace option shares retained by the employer for payment of the option holder's withholding tax. The option price at which the additional shares of stock can be purchased by the option holder through the exercise of a reload option is equal to the market value of the stock at the time of the new option grant. The option period during which the reload option may be exercised expires at the same time as that of the original option that the holder has exercised.

Effect of Adjustments

         Shares as to which awards may be granted under the Stock Option Plan, and shares then subject to awards, will be adjusted by the Committee in the event of any merger, consolidation, reorganization, recapitalization, stock dividend, stock split, combination or exchange of shares or other change in the corporate structure of the Company.

         In the case of any merger, consolidation or combination of the Company with or into another holding company or other entity, whereby either the Company is not the continuing holding company or its outstanding shares are converted into or exchanged for securities, cash or other property, or any combination thereof, any individual to whom a stock option or Limited Right has been granted at least six months prior to such event will have the right (subject to the provisions of the Stock Option Plan and any applicable vesting period) upon exercise of the option or Limited Right to an amount equal to the excess of fair market value on the date of exercise of the consideration receivable in the merger, consolidation or combination with respect to the shares covered or represented by the stock option or Limited Right over the exercise price of the option, multiplied by the number of shares with respect to which the option or Limited Right has been exercised.

Amendment and Termination

         The Board of Directors may at any time amend, suspend or terminate the Stock Option Plan or any portion thereof, provided however, that no such amendment, suspension or termination will impair the rights of any individual, without his consent, in any award made pursuant to the Stock Option Plan. Unless previously terminated, the Stock Option Plan will continue in effect for a term of ten years, after which no further awards may be granted.

Federal Income Tax Consequences

         An optionee will generally not be deemed to have recognized taxable income upon grant or exercise of any incentive stock option, provided that shares transferred in connection with the exercise are not disposed of by the optionee for at least one year after the date the shares are transferred in connection with the exercise of the option and two years after the date of grant of the option. If these holding periods are satisfied, upon disposal of the shares, the aggregate difference between the per share option exercise price and the fair market value of the Common Stock is recognized as income taxable at capital gains rates. No compensation deduction may be taken by the Company for income tax purposes as a result of the grant or exercise of incentive stock options, assuming these holding periods are met.

         In the case of the exercise of a non-statutory stock option, an optionee will be deemed to have received ordinary income upon exercise of the option in an amount equal to the aggregate amount by which the fair market value of the Common Stock exceeds the exercise price of the option. In the event shares received through the exercise of an incentive stock option are disposed of prior to the satisfaction of the holding periods (a "disqualifying disposition"), the exercise of the option will essentially be treated as the exercise of a non-statutory stock option, except that the optionee will recognize the ordinary income in the year in which the disqualifying disposition occurs. The amount of any ordinary income recognized by an optionee upon the exercise of a non-statutory stock option or due to a disqualifying disposition will be a deductible expense of the Bank for federal income tax purposes, subject to the limitations imposed by Code Section 162(m).

         The exercise of Limited Rights will result in the recognition of compensation income by employees and self- employment income by outside directors on the date of exercise in an amount of cash and/or fair market value on that date of the shares acquired pursuant to the exercise. Similarly, the receipt of a cash payment pursuant to a dividend equivalent right will result in the recognition of compensation or self-employment income by the recipient. The Company will be allowed a deduction at the time, and in the amount of, any compensation or self-employment income recognized by the employee or outside director, respectively, under the circumstances described above, provided that the Company meets its federal withholding obligations.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROVIDENT BANK 2000 STOCK OPTION PLAN.


--------------------------------------------------------------------------------
                  PROPOSAL III--APPROVAL OF THE PROVIDENT BANK
                       2000 RECOGNITION AND RETENTION PLAN
--------------------------------------------------------------------------------

General

         The Board of Directors intends to adopt the Provident Bank 2000 Recognition and Retention Plan (the "RRP") as a method of recognizing prior service and providing executive officers and directors with a proprietary interest in the Company and the Bank in a manner designed to encourage the continued performance and service of such individuals with the Company and the Bank. Up to 193,200 shares of Common Stock may be awarded under the RRP. Attached as Appendix B to this Proxy Statement is the complete text of the RRP.

         Shares of Common Stock restricted by the terms of the Recognition Plan will be awarded in the following amounts to Named Executive Officers, Directors, Executive Officers as a group, and nonemployee Directors.

Name and
Principal Position                             Dollar Value (1)             Number of Shares
------------------                             ----------------             ----------------
William F. Helmer,
   Chairman of the Board                         $     112,732                     7,245
George Strayton, President,                            751,548                    48,300
   Chief Executive Officer and
   Director
Dennis L. Coyle, Vice Chairman                         112,732                     7,245
Donald T. McNelis, Director                            112,732                     7,245
Richard A. Nozell, Director                            112,732                     7,245
William R. Sichol, Jr., Director                       112,732                     7,245
Wilbur C. Ward, Director                               112,732                     7,245
F. Gary Zeh, Director                                  112,732                     7,245
Daniel G. Rothstein,                                   330,681                    21,252
   Executive Vice President,
   Chief Credit Officer and
   Regulatory Counsel
Robert J. Sansky,                                      300,619                    19,320
   Executive Vice President and
   Director of Human Resources
Katherine A. Dering,                                   240,485                    15,456
   Senior Vice President and
   Chief Financial Officer
Stephen G. Dormer,                                     240,485                    15,456
   Senior Vice President and
   Director of Business Activity

All executive officers as a                          2,104,334                   135,240
  group (6 persons)

All nonemployee directors                              901,858                    57,960
  as a group (8 persons)(2)

------------------
(1)  Based on the closing price on December 31, 1999 of $15.56 per share.

(2) Includes shares to be received by a retiring Director whose service will terminate as of the date of the Meeting.

Principal Features of the RRP

         The RRP provides for the award of shares of Common Stock ("RRP Shares"), subject to the restrictions described below. Each award under the RRP will be made on terms and conditions, consistent with the RRP, as determined by the RRP Committee, described below.

         The RRP will be administered by a committee of the Board consisting of either two or more "non-employee directors" of the Company or the entire Board of the Company (the "RRP Committee"). The members of the RRP Committee shall be appointed by the Board of the Bank. The RRP Committee will select the recipients and terms of awards pursuant to the RRP, and may determine to accelerate the vesting of an award. Pursuant to the terms of the RRP, any director, officer or employee of the Company or its affiliates may be selected by the RRP Committee to participate in the RRP. In determining to whom and in what amount to grant awards, the RRP Committee considers the position and responsibilities of eligible employees, the value of their services to the Company and the Bank and other factors it deems relevant. As of September 30, 1999, there were 8 non-employee directors eligible to participate in the RRP.

         RRP Shares used to fund awards may be either authorized but unissued shares, treasury shares or shares acquired in the open market. To the extent that the Company utilizes authorized but unissued shares to fund the RRP, the voting interests of current stockholders will be diluted.

         RRP Shares to be awarded in 1999 to directors, officers and employees will vest in such installments as the RRP Committee shall determine. RRP Shares are subject to forfeiture if the recipient fails to remain in continuous service (as defined in the RRP) as an employee, officer or director of the Company or the Bank for the stipulated period.

         In the event a recipient ceases to maintain continuous service with the Company or the Bank by reason of death or disability, following a change in control, or in the case of an employee recipient of an RRP award, normal retirement (as defined in the RRP) RRP Shares still subject to restrictions will vest and be free of these restrictions. In the event of termination for any other reason, all nonvested shares will be forfeited and returned to the RRP. Prior to vesting of the nonvested RRP shares, a recipient will have the right to vote the nonvested RRP Shares which have been awarded to the recipient and will receive any dividends declared on such RRP Shares.

Effect of Adjustments

         Restricted stock awarded under the RRP will be adjusted by the RRP Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure.

Federal Income Tax Consequences

         Holders of RRP Shares will recognize ordinary income on the date that the RRP Shares are no longer subject to a substantial risk of forfeiture, in an amount equal to the fair market value of the shares on that date. In certain circumstances, a holder may elect to recognize ordinary income and determine such fair market value on the date of the grant of the RRP Shares. Holders of RRP Shares will also recognize ordinary income equal to their dividend or dividend equivalent payments when such payments are received. Generally, the amount of income recognized by individuals will be a deductible expense for income tax purposes by the Company.

Amendment to the RRP

         The Board of Directors may at any time amend, suspend or terminate the RRP or any portion thereof, provided however, that no such amendment, suspension or termination shall impair the rights of any award recipient, without his consent, in any award theretofore made pursuant to the RRP.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE PROVIDENT BANK 2000 RECOGNITION AND RETENTION PLAN.


--------------------------------------------------------------------------------
              PROPOSAL IV--RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

         The Board of Directors of the Company has approved the engagement of KPMG LLP to be the Company's auditors for the 2000 fiscal year, subject to the ratification of the engagement by the Company's stockholders. At the Meeting, stockholders will consider and vote on the ratification of the engagement of KPMG LLP for the Company's fiscal year ending September 30, 2000. A representative of KPMG LLP is expected to attend the Meeting to respond to appropriate questions and to make a statement if he so desires.

         In order to ratify the selection of KPMG LLP as the auditors for the 2000 fiscal year, the proposal must receive at least a majority of the votes cast, either in person or by proxy, in favor of such ratification. The Board of Directors recommends a vote "FOR" the ratification of KPMG LLP as auditors for the 2000 fiscal year.


--------------------------------------------------------------------------------
                              STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be eligible for inclusion in the proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's executive office, 400 Rella

Boulevard, Montebello, New York 10901, no later than September 18, 2000. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

         Under the Company's Bylaws, certain procedures are provided which a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of stockholders. These procedures provide, generally, that stockholders desiring to make nominations for directors, or to bring a proper subject of business before the meeting, must do so by a written notice timely received (generally not later than 5 days in advance of such meeting, subject to certain exceptions) by the Secretary of the Company.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors is not aware of any business to come before the Meeting other than the matters described above in the Proxy Statement. However, if any matters should properly come before the Meeting, it is intended that holders of the proxies will act as directed by a majority of the Board of Directors, except for matters related to the conduct of the Meeting, as to which they shall act in accordance with their best judgment.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999, WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN OR TELEPHONIC REQUEST TO ROBERTA LENETT, VICE PRESIDENT, SHAREHOLDER RELATIONS, 400 RELLA BOULEVARD, MONTEBELLO, NEW YORK OR CALL (914) 369-8040.

                                              BY ORDER OF THE BOARD OF DIRECTORS

                                              /s/Carol Benoist

                                              Carol Benoist
                                              Secretary

Montebello, New York
January 14, 2000

                                                                      APPENDIX A

                                 PROVIDENT BANK

                             2000 STOCK OPTION PLAN

I.       Establishment of Plan

         Provident Bank (the "Bank") hereby establishes the Provident Bank 2000 Stock Option Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

2.       Purpose

         The purpose of the Provident Bank 2000 Stock Option Plan (the "Plan") is to advance the interests of the Bank, Provident Bancorp, Inc. (the "Company") and the Company's stockholders by providing Key Employees and Outside Directors of the Bank and its Affiliates, including the Company, upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its Affiliates largely depends, with an additional incentive to perform in a superior manner as well as to attract people of experience and ability.

3.       Definitions

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank, as such terms are defined in Section 424(e) or 424(f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means an Award of Non-Statutory Stock Options, Incentive Stock Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights granted under the provisions of the Plan.

         "Bank" means Provident Bank, or a successor corporation.

         "Beneficiary" means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the board of directors of the Bank or its Affiliate, as applicable.

         "Cause" means an individual's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses), or a final cease-and-desist order, any of which results in material loss to the Company or one of its Affiliates.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the "HOLA"); or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of Company's outstanding securities except for any securities purchased by the

Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding the foregoing, a "change in control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such a conversion.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a committee of the Board of the Company consisting of either (i) at least two Non- Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.10 per share.

         "Company" means Provident Bancorp, Inc. or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Date of Grant" means the actual date on which an Award is granted by the Committee.

         "Director" means a member of the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said employee's lifetime.

         "Dividend Equivalent Rights" means the right to receive an amount of cash based upon the terms set forth in Section 11 hereof.

         "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

         "Fair Market Value" means, when used in connection with the Common Stock on a certain date, the reported closing price of the Common Stock as reported by the Nasdaq stock market (as published by The Wall Street Journal, if published) on such date, or if the Common Stock was not traded on the day prior to such date, on the next preceding day on which the Common Stock was traded; provided, however, that if the Common Stock is not reported on the Nasdaq stock market, Fair Market Value shall mean the average sale price of all shares of Common Stock sold during the 30-day period immediately preceding the date on which such stock option was granted, and if no shares of stock have been sold within such 30-day period, the average sale price of the last three sales of Common Stock sold during the 90-day period immediately preceding the date on which such stock option was granted. In the event Fair Market Value cannot be determined in the manner described above, then Fair Market Value shall be determined by the Committee. The Committee is authorized, but is not required, to obtain an independent appraisal to determine the Fair Market Value of the Common Stock.

         "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated as an Incentive Stock Option pursuant to
Section 9.

         "Key Employee" means any person who is currently employed by the Bank or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Limited Right" means the right to receive an amount of cash based upon the terms set forth in Section 10.

         "Non-Statutory Stock Option" means an Option granted by the Committee to (i) an Outside Director or (ii) any other Participant and such Option is either (A) not designated by the Committee as an Incentive Stock Option, or (B) fails to satisfy the requirements of an Incentive Stock Option as set forth in
Section 422 of the Code and the regulations thereunder.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at or following attainment of age 62.

         "Offering" means the January 7, 1999 subscription offering of the Common Stock of the Company.

         "Outside Director" means a Director of the Bank or an Affiliate who is not an employee of the Company or an Affiliate.

         "Option" means an Award granted under Section 8 or Section 9.

         "Participant" means a Key Employee or Outside Director of the Bank or its Affiliates who receives or has received an award under the Plan.

         "Reload Option" means an option to acquire shares of Common Stock equivalent to the shares (i) used by a Participant to pay for an Option, or (ii) deducted from any distribution in order to satisfy income tax required to be withheld, based upon the terms set forth in Section 20.

         "Right" means a Limited Right or a Dividend Equivalent Right.

4.       Plan Administration Restrictions

         The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the Plan and on their legal representatives and beneficiaries.

         All transactions involving a grant, award or other acquisition from the Company shall:

         (a)      be approved by the Company's Board or by the Committee;

         (b) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the securities present, or represented and entitled to vote at a meeting duly held in accordance with the laws of the state in which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote, provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

         (c) result in the acquisition of an Option or Limited Right that is held by the Participant for a period of six months following the date of such acquisition.

5.       Types of Awards

         Awards  under the Plan may be granted in any one or a  combination  of:
(a) Incentive Stock Options; (b) Non-Statutory Stock Options; (c) Limited Rights; (d) Dividend Equivalent Rights; and (e) Reload Options.

6.       Stock Subject to the Plan

         Subject to adjustment as provided in Section 18, the maximum number of shares reserved for issuance under the Plan is 386,400 shares. To the extent that Options or Rights granted under the Plan are exercised, the shares covered will be unavailable for future grants under the Plan; to the extent that Options together with any related Rights granted under the Plan terminate, expire or are canceled without having been exercised or, in the case of Limited Rights exercised for cash, new Awards may be made with respect to these shares.

7.       Eligibility

         Key Employees of the Bank and its Affiliates shall be eligible to receive Incentive Stock Options, Non-Statutory Stock Options, Limited Rights, Reload Options and/or Dividend Equivalent Rights under the Plan. Outside Directors shall be eligible to receive Non-Statutory Stock Options, Dividend Equivalent Rights and Reload Options under the Plan.

8.       Non-Statutory Stock Options

         The Committee may, from time to time, grant Non-Statutory Stock Options to eligible Key Employees and Outside Directors, and, upon such terms and conditions as the Committee may determine, grant Non-Statutory Stock Options in exchange for and upon surrender of previously granted Awards under the Plan. Non-Statutory Stock Options granted under the Plan, including Non-Statutory Stock Options granted in exchange for and upon surrender of previously granted Awards, are subject to the terms and conditions set forth in this Section 8. The maximum number of shares subject to a Non-Statutory Option that may be awarded under the Plan to any Key Employee shall be 193,200.

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Company and the Participant specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-Statutory Stock Option shall be the Fair Market Value of the Common Stock on the Date of Grant, unless another purchase price is set by the Committee. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock at the Fair Market Value of such shares determined in the manner described in Section 3.

         (c) Vesting. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Non-Statutory Stock Options awarded to Key Employees and Outside Directors shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. No Options shall become vested by a Participant unless the Participant maintains Continuous Service until the vesting date of such Option, except as set forth herein. Notwithstanding any other provision of this Plan, in the event of a Change in Control of the Company or the Bank, all Non-Statutory Stock Options that have been awarded shall immediately vest.

         (d) Exercise of Options. A vested Option may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Company, or his designee. Such notice shall be irrevocable and must be accompanied by full payment of the purchase price in cash, or in shares of Common Stock. If shares of Common Stock are tendered in payment of all or part of the exercise price, the Fair Market Value of such shares shall be determined as of the date of such exercise in the manner described in Section 3.

         (e) Amount of Awards. Non-Statutory Stock Options may be granted to any Key Employee or Outside Director in such amounts as determined by the Committee. In granting Non-Statutory Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibility of the Key Employee or Outside Director, the length and value of his service to the Bank, the Company or the Affiliate, the compensation paid to the Key Employee or Outside Director, and the Committee's evaluation of the performance of the Bank, the Company or the Affiliate, according to measurements that may include, among others, key financial ratios, level of classified assets and independent audit findings.

         (f) Term of Options. The term during which each Non-Statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-Statutory Stock Option be exercisable in whole or in part more than 10 years and one day from the Date of Grant. The Committee may, in its sole discretion, accelerate the time during which any Non-Statutory Stock Option vests in whole or in part to the Key Employees and/or Outside Directors.

         (g) Termination of Employment or Service. Upon the termination of a Key Employee's employment or upon termination of an Outside Director's service for any reason other than death, Disability, Change in Control or termination for Cause, the Participant's Non-Statutory Stock Options shall be exercisable only as to those shares that were immediately purchasable on the date of termination and only for three (3) years following termination. In the event of termination for Cause, all rights under a Participant's Non-Statutory Stock Options shall expire upon termination. In the event of the Participant's termination of employment or service due to death or Disability, or coincident with or following a Change in Control, all Non-Statutory Stock Options held by the Participant, whether or not vested at such time, shall vest and become exercisable by the Participant or his legal representative or beneficiaries for three (3) years following the date of such termination, death or cessation of employment or service, provided that in no event shall the period extend beyond the expiration of the Non-Statutory Stock Option term set forth in the written option agreement.

         (h) Transferability. In the discretion of the Board, all or any Non-Statutory Stock Option granted hereunder may be transferable by the Participant once the Option has vested in the Participant, provided, however, that the Board may limit the transferability of such Option or Options to a designated class or classes of persons.

9.       Incentive Stock Options

         The Committee may, from time to time, grant Incentive Stock Options to Key Employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

         (a) Option Agreement. Each Option shall be evidenced by a written option agreement between the Bank and the Key Employee specifying the number of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions that are not inconsistent with the terms of the Plan.

         (b) Price. Subject to Section 18 of the Plan and Section 422 of the Code, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. However, if a Key Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its

Affiliates (or under Section 424(d) of the Code is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliates by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Common Stock on the date the Incentive Stock Option is granted. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares, determined on the exercise date, in the manner described in Section 3.

         (c) Vesting. Incentive Stock Options granted under the Plan shall vest in a Participant at the rate or rates determined by the Committee. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Incentive Stock Options awarded to Key Employees shall vest at the rate of 20% of the initially awarded amount per year commencing with the vesting of the first installment one year from the Date of Grant, and succeeding installments on each anniversary of the Date of Grant. Notwithstanding any other provisions of this plan, in the event of a Change in Control of the Company or the Bank, all Incentive Stock Options that have been awarded shall immediately vest.

         (d) Exercise of Options. Vested Options may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the President or Chief Executive Officer of the Bank or his designee. Such notice is irrevocable and must be accompanied by full payment of the purchase price in cash or in shares of Common Stock, the Fair Market Value of which shares shall be determined on the exercise date in the manner described in Section 3.

          The Options comprising each installment may be exercised in whole or in part at any time after such installment becomes vested, provided that the amount able to be first exercised in a given year is consistent with the terms of Section 422 of the Code. To the extent required by Section 422 of the Code, the aggregate Fair Market Value (determined at the time the Option is granted) of the Common Stock for which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and its Affiliates) shall not exceed $100,000.

         The Committee may, in its sole discretion, accelerate the time at which any Incentive Stock Option may be exercised in whole or in part, provided that it is consistent with the terms of Section 422 of the Code. Notwithstanding the above, in the event of a Change in Control, all Incentive Stock Options that have been awarded shall become immediately exercisable, provided, however, that if the aggregate Fair Market Value (determined at the time the Option is granted) of Common Stock for which Options are exercisable as a result of a Change in Control, together with the aggregate Fair Market Value (determined at the time the Option is granted) of all other Common Stock for which Incentive Stock Options become exercisable during such year, exceeds $100,000, then the first $100,000 of Incentive Stock Options (determined as of the Date of Grant) shall be exercisable as Incentive Stock Options and any excess shall be exercisable as Non-Statutory Stock Options (but shall remain subject to the provisions of this Section 9 to the extent permitted).

         (e) Amounts of Awards. Incentive Stock Options may be granted to any eligible Key Employee in such amounts as determined by the Committee; provided that the amount granted is consistent with the terms of Section 422 of the Code. Notwithstanding the above, the maximum number of shares that may be subject to an Incentive Stock Option awarded under the Plan to any Key Employee shall be 193,200. In granting Incentive Stock Options, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employee, the length and value of his or her service to the Bank, the Company, or the Affiliate, the compensation paid to the Key Employee and the Committee's evaluation of the performance of the Bank, the Company, or the Affiliate, according to measurements that may include, among others, key financial ratios, levels of classified assets, and independent audit findings. The provisions of this
Section 9(e) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder.

         (f) Terms of Options. The term during which each Incentive Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If any Key Employee, at the time an Incentive Stock Option is granted to him, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or its Affiliate (or, under Section 424(d) of the Code, is deemed to own stock representing more than 10% of the total combined voting power of all classes of stock, by reason of the ownership of such classes of stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such Key Employee, or by or for any corporation, partnership, estate or trust of which such Key Employee is a shareholder, partner or Beneficiary), the Incentive Stock Option granted to him shall not be exercisable after the expiration of five years from the Date of Grant.

         (g) Termination of Employment. Upon the termination of a Key Employee's employment for any reason other than Normal Retirement, death, Disability, a Change in Control, or termination for Cause, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such Key Employee at the date of termination and only for a period of three months following termination. Upon the termination of a Key Employee's employment due to Normal Retirement, the Key Employee's Incentive Stock Options shall be exercisable only as to those shares that were immediately purchasable by such employee at the date of Normal Retirement for a period of up to three (3) years following Normal Retirement, provided, however, that any such Option shall not be eligible for treatment as an Incentive Stock Option Plan if exercised more than three (3) months following Normal Retirement. In the event of termination for Cause all rights under the Incentive Stock Options shall expire upon termination.

         Upon termination of a Key Employee's employment due to death, Disability, or following a Change in Control, all Incentive Stock Options held by such Key Employee, whether or not exercisable at such time, shall be exercisable for a period of three (3) years following the date of his cessation of employment, provided however, that any such Option shall not be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than three months following the date of his Normal Retirement or termination of employment following a Change in Control; and provided further, that no Option shall be eligible for treatment as an Incentive Stock Option in the event such Option is exercised more than one year following termination of employment due to Disability; and provided further, in order to obtain Incentive Stock Option treatment for Options exercised by heirs or devisees of an Optionee, the Optionee's death must have occurred while employed or within three
(3) months of termination of employment. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

         Notwithstanding anything herein to the contrary, in no event shall the period within which an Option may be exercised extend beyond the expiration of the Option term set forth in the written option agreement.

         (h) Transferability. No Incentive Stock Option granted under the Plan is transferable except by will or the laws of descent and distribution and is exercisable during his lifetime only by the Key Employee to which it is granted.

         (i) Compliance with Code. The options granted under this Section 9 are intended to qualify as Incentive Stock Options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Option granted hereunder fails for whatever reason to comply with the provisions of Section 422 of the Code, and such failure is not or cannot be cured, such Option shall be a Non-Statutory Stock Option.

10.      Limited Rights

         The Committee may grant a Limited Right simultaneously with the grant of any Option to any Key Employee of the Bank, with respect to all or some of the shares covered by such Option. Limited Rights granted under the Plan are subject to the following terms and conditions:

         (a) Terms of Rights. In no event shall a Limited Right be exercisable in whole or in part before the expiration of six months from the date of grant of the Limited Right. A Limited Right may be exercised only in the event of a Change in Control.

         The Limited Right may be exercised only when the underlying Option is eligible to be exercised, provided that the Fair Market Value of the underlying shares on the day of exercise is greater than the exercise price of the related Option.

         Upon exercise of a Limited Right, the related Option shall cease to be exercisable. Upon exercise or termination of an Option, any related Limited Rights shall terminate. The Limited Rights may be for no more than 100% of the difference between the exercise price and the Fair Market Value of the Common Stock subject to the underlying Option. The Limited Right is transferable only when the underlying Option is transferable and under the same conditions.

         (b) Payment. Upon exercise of a Limited Right, the holder shall promptly receive from the Bank an amount of cash equal to the difference between the Fair Market Value on the Date of Grant of the related Option and the Fair Market Value of the underlying shares on the date the Limited Right is exercised, multiplied by the number of shares with respect to which such Limited Right is being exercised. In the event of a Change in Control in which pooling of interests accounting treatment is a condition to the transaction, the Limited Right shall be exercisable solely for shares of stock of the Company, or in the event of a merger transaction, for shares of the acquiring corporation or its parent, as applicable. The number of shares to be received on the exercise of such Limited Right shall be determined by dividing the amount of cash that would have been available under the first sentence above by the Fair Market Value at the time of exercise of the shares underlying the Option subject to the Limited Right.

11.      Dividend Equivalent Rights

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Dividend Equivalent Right with respect to all or some of the shares covered by such Option. Dividend Equivalent Rights granted under this Plan are subject to the following terms and conditions:

         (a) Terms of Rights. The Dividend Equivalent Right provides the Participant with a cash benefit per share for each share underlying the unexercised portion of the related Option equal to the amount of any extraordinary dividend (as defined in Section 11(c)) per share of Common Stock declared by the Company. The terms and conditions of any Dividend Equivalent Right shall be evidenced in the Option agreement entered into with the Participant and shall be subject to the terms and conditions of the Plan. The Dividend Equivalent Right is transferable only when the related Option is transferable and under the same conditions.

         (b) Payment. Upon the payment of an extraordinary dividend, the Participant holding a Dividend Equivalent Right with respect to Options or portions thereof which have vested shall promptly receive from the Company or the Bank the amount of cash equal to the amount of the extraordinary dividend per share of Common Stock, multiplied by the number of shares of Common Stock underlying the unexercised portion of the related Option. With respect to Options or portions thereof which have not vested, the amount that would have been received pursuant to the Dividend Equivalent Right with respect to the shares underlying such unvested Option or portion thereof shall be paid to the Participant holding such Dividend Equivalent Right together with earnings thereon, on such date as the Option or portion thereof becomes vested. Payments shall be decreased by the amount of any applicable tax withholding prior to distribution to the Participant as set forth in Section 20.

         (c) Extraordinary Dividend. For purposes of this Section 11, an extraordinary dividend is any dividend paid on shares of Common Stock where the rate of the dividend exceeds the Bank's weighted average cost of funds on interest-bearing liabilities for the current and preceding three quarters.

12.      Reload Option

         Simultaneously with the grant of any Option to a Participant, the Committee may grant a Reload Option with respect to all or some of the shares covered by such Option. A Reload Option may be granted to a Participant who satisfies all or part of the exercise price of the Option with shares of Common Stock (as described in Section 13(c) below). The Reload Option represents an additional Option to acquire the same number of shares of Common Stock as is used by the Participant to pay for the original Option. Reload Options may also be granted to replace Common Stock withheld by the Bank for payment of a Participant's withholding tax under Section 20. A Reload Option is subject to all of the same terms and conditions as the original Option except that (i) the exercise price of the shares of Common Stock subject to the Reload Option will be determined at the time the original Option is exercised, and (ii) such Reload Option will conform to all provisions of the Plan at the time the original Option is exercised.

13.      Surrender of Option

         In the event of a Participant's termination of employment or termination of service as a result of death, Disability or Normal Retirement, the Participant (or his or her personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of the Options held by such Participant in exchange for a cash payment from the Bank of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment or the date of termination of service on the Board and the exercise price per share of the Option. Whether the Bank accepts such application or determines to make payment, in whole or part, is within its absolute and sole discretion, it being expressly understood that the Bank is under no obligation to any Participant whatsoever to make such payments. In the event that the Company accepts such application and determines to make payment, such payment shall be in lieu of the exercise of the underlying Option and such Option shall cease to be exercisable.

14.      Alternate Option Payment Mechanism

         The Committee has sole discretion to determine what form of payment it will accept for the exercise of an Option. The Committee may indicate acceptable forms in the agreement with the Participant covering such Options or may reserve its decision to the time of exercise. No Option is to be considered exercised until payment in full is accepted by the Committee or its agent.

         (a) Cash Payment. The exercise price may be paid in cash or by certified check. To the extent permitted by law, the Committee may permit all or a portion of the exercise price of an Option to be paid through borrowed funds.

         (b) Cashless Exercise. Subject to vesting requirements, if applicable, a Participant may engage in a "cashless exercise" of the Option. Upon a cashless exercise, the Participant shall give the Bank written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Common Stock subject to the Option and to deliver enough of the proceeds to the Bank to pay the Option exercise price and any applicable withholding taxes. If the Participant does not sell the Common Stock subject to the Option through a registered broker-dealer or equivalent third party, the Participant may give the Bank written notice of the exercise of the Option and the third party purchaser of the Common Stock subject to the Option shall pay the Option exercise price plus applicable withholding taxes to the Bank.

         (c) Exchange of Common Stock. The Committee may permit payment of the Option exercise price by the tendering of previously acquired shares of Common Stock. All shares of Common Stock tendered in payment of the exercise price of an Option shall be valued at the Fair Market Value of the Common Stock on the date of exercise. No tendered shares of Common Stock which were acquired by the Participant upon the previous exercise of an Option or as awards under a stock award plan (such as the Company's Recognition and Retention Plan) shall be accepted for exchange unless the Participant has held such shares (without restrictions imposed by said plan or award) for at least six months prior to the exchange.

15.      Rights of a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares covered by a Non-Statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in the Plan or in any Award granted confers on any person any right to continue in the employ of the Bank or its Affiliates or to continue to perform services for the Bank or its Affiliates or interferes in any way with the right of the Bank or its Affiliates to terminate his services as an officer, director or employee at any time.

16.      Agreement with Participants

         Each Award of Options, Reload Options, Limited Rights, and/or Dividend Equivalent Rights will be evidenced by a written agreement, executed by the Participant and the Company or its Affiliates that describes the conditions for receiving the Awards, including the date of Award, the purchase price, applicable periods, and any other terms and conditions as may be required by the Board or applicable securities laws.

17.      Designation of Beneficiary

         A Participant may, with the consent of the Committee, designate a person or persons to receive, in the event of death, any Option, Reload Option, Limited Rights Award or Dividend Equivalent Rights to which he would then be entitled. Such designation will be made upon forms supplied by and delivered to the Company and may be revoked in writing. If a Participant fails effectively to designate a Beneficiary, then his estate will be deemed to be the Beneficiary.

18.      Dilution and Other Adjustments

         In the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, pro rata return of capital to all shareholders, recapitalization, or any merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares, without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

         (a) adjustments in the aggregate number or kind of shares of Common Stock that may be awarded under the Plan;

         (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; or

         (c) adjustments in the purchase price of outstanding Incentive and/or Non-Statutory Stock Options, or any Limited Rights attached to such Options.

         No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award. With respect to Incentive Stock Options, no such adjustment shall be made if it would be deemed a "modification" of the Award under Section 424 of the Code.

19.      Effect of a Change in Control on Option Awards

         In the event of a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

         (a) provide that such Options shall be assumed, or equivalent options shall be substituted ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Participant will receive upon consummation of the Change in Control a cash payment for each Option surrendered equal to the difference between the (1) Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options; or

         (b) in the event of a transaction under the terms of which the holders of Common Stock will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, make or provide for a cash payment to the Participants equal to the difference between (1) the Merger Price times the number of shares of Common Stock subject to such Options held by each Participant (to the extent then exercisable at prices not in excess of the Merger Price), and (2) the aggregate exercise price of all such surrendered Options.

20.      Withholding

         There may be deducted from each distribution of cash and/or Common Stock under the Plan the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental taxable income and that are required by any governmental authority to be withheld. Shares of Common Stock will be withheld where required from any distribution of Common Stock.

21.      Amendment of the Plan

         The Board may at any time, and from time to time, modify or amend the Plan in any respect, or modify or amend an Award received by Key Employees and/or Outside Directors; provided, however, that no such termination, modification or amendment may affect the rights of a Participant, without his consent, under an outstanding Award. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than the death, Disability, Normal Retirement, or a Change in Control, shall be approved by the Committee or the full Board of the Company.

22.      Effective Date of Plan

         The Plan shall become effective upon the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders.

23.      Termination of the Plan

         The right to grant Awards under the Plan will terminate upon the earlier of (i) 10 years after the Effective Date, or (ii) the date on which the exercise of Options or related rights equaling the maximum number of shares reserved under the Plan occurs, as set forth in Section 5. The Board may suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

24.      Applicable Law

         The Plan will be administered in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the Bank has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ________ day of _________________, 2000.

Date Approved by Stockholders:      ___________________

Effective Date:                     ___________________

ATTEST:                                       PROVIDENT BANK

-------------------------------               ----------------------------------
Secretary                                     President

                                                                      APPENDIX B

                                 PROVIDENT BANK

                       2000 RECOGNITION AND RETENTION PLAN

1.       Establishment of the Plan; Creation of Separate Trust

         (a) Provident Bank (the "Bank") hereby establishes the Provident Bank 2000 Recognition and Retention Plan (the "Plan") upon the terms and conditions hereinafter stated in the Plan.

         (b) A separate trust or trusts has been established to purchase shares of the Common Stock that will be awarded hereunder (the "Trust"). If a Recipient hereunder fails to satisfy the conditions of the Plan and forfeits all or any portion of the Common Stock awarded to him or her, such forfeited shares will be returned to said Trust.

2.       Purpose of the Plan

         The purpose of the Plan is to advance the interests of the Bank and Provident Bancorp, Inc. (the "Company") and the Company's stockholders by providing Key Employees and Outside Directors of the Bank and its Affiliates, including the Company, upon whose judgment, initiative and efforts the successful conduct of the business of the Bank and its Affiliates largely depends, with compensation for their contributions to the Bank and its Affiliates and an additional incentive to perform in a superior manner, as well as to attract people of experience and ability.

3.       Definitions

         The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural:

         "Affiliate" means any "parent corporation" or "subsidiary corporation" of the Bank, as such terms are defined in Section 424(e) and (f), respectively, of the Code, or a successor to a parent corporation or subsidiary corporation.

         "Award" means the grant by the Committee of Restricted Stock, as provided in the Plan.

         "Bank" means Provident Bank, or a successor corporation.

         "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

         "Board" or "Board of Directors" means the Board of Directors of the Bank or an Affiliate, as applicable.

         "Cause" means personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or a final cease-and-desist order, any of which results in a material loss to the Company or an Affiliate.

         "Change in Control" of the Bank or the Company means a change in control of a nature that: (i) would be required to be reported in response to
Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 (the "Exchange Act"); or (ii) results in a Change in Control of the Company within the meaning of the Home Owners' Loan Act of 1933, as amended, and applicable rules and regulations promulgated thereunder, as in effect at the time of the Change in Control (collectively, the "HOLA");

or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities except for any securities purchased by the Bank's employee stock ownership plan or trust; or (b) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Company's stockholders was approved by the same Nominating Committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Company or similar transaction in which the Bank or the Company is not the surviving institution occurs; or (d) a proxy statement soliciting proxies from stockholders of the Company, by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Company; or (e) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Notwithstanding, the foregoing, a "Change in Control" shall not be deemed to have occurred in the event of a conversion of the Company's mutual holding company to stock form or in connection with any reorganization or action used to effect such conversion.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Committee" means a committee of the Board of the Company consisting of either (i) at least two Non- Employee Directors of the Company, or (ii) the entire Board of the Company.

         "Common Stock" means shares of the common stock of the Company, par value $.10 per share.

         "Company" means Provident Bancorp, Inc., the stock holding company of the Bank, or a successor corporation.

         "Continuous Service" means employment as a Key Employee and/or service as an Outside Director without any interruption or termination of such employment and/or service. Continuous Service shall also mean a continuation as a member of the Board of Directors following a cessation of employment as a Key Employee and continuation as a Director Emeritus following cessation of service as a Director. In the case of a Key Employee, employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Bank or in the case of transfers between payroll locations of the Bank or between the Bank, its parent, its subsidiaries or its successor.

         "Director" means a member of the Board, and includes persons who were members of the Board on the date the Plan is initially approved by the Board.

         "Director Emeritus" means a former member of the Board who is designated as a Director Emeritus by the Board.

         "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him, or of a Director to serve as such. Additionally, in the case of an employee, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of such employee's lifetime.

         "Effective Date" means the date of, or a date determined by the Board following, approval of the Plan by the Company's stockholders.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

         "Key Employee" means any person who is currently employed by the Bank or an Affiliate who is chosen by the Committee to participate in the Plan.

         "Non-Employee Director" means, for purposes of the Plan, a Director who
(a) is not employed by the Company or an Affiliate; (b) does not receive compensation directly or indirectly as a consultant (or in any other capacity than as a Director) greater than $60,000; (c) does not have an interest in a transaction requiring disclosure under Item 404(a) of Regulation S-K; or (d) is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K.

         "Normal Retirement" means for a Key Employee, retirement at or following attainment of age 62. The term "Normal Retirement" shall not apply to an Outside Director.

         "Offering" means the January 7, 1999 subscription offering of the Common Stock of the Company.

         "Outside Director" means a Director of the Bank or an Affiliate who is not an employee of the Company or an Affiliate. For purposes of this Plan "Outside Director" shall also mean a Director Emeritus who continues participation in the Plan after retirement from the Board.

         "Recipient" means a Key Employee or Outside Director of the Bank or its Affiliates who receives or has received an Award under the Plan.

         "Restricted Period" means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 6 with respect to Restricted Stock awarded under the Plan.

         "Restricted Stock" means shares of Common Stock that have been contingently awarded to a Recipient by the Committee subject to the restrictions referred to in Section 6, so long as such restrictions are in effect.

4.       Administration of the Plan.

         (a) Role of the Committee. The Plan shall be administered and interpreted by the Committee, which shall have all of the powers allocated to it in the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year.

         (b) Role of the Board. The members of the Committee shall be appointed or approved by, and will serve at the pleasure of, the Board of the Bank. The Bank Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board of the Company shall have all of the powers allocated to it in the Plan, may take any action under or with respect to the Plan that the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 6(b), the Board may not revoke any Award except in the event of revocation for Cause or with respect to unearned Awards in the event the Recipient of an Award voluntarily terminates employment with the Bank prior to Normal Retirement.

         (c) Plan Administration Restrictions. All transactions involving a grant, award or other acquisitions from the Company shall:

                  (i) be approved by the Company's full Board or by the Committee;

                  (ii) be approved, or ratified, in compliance with Section 14 of the Exchange Act, by either: the affirmative vote of the holders of a majority of the shares present, or represented and entitled to vote at a meeting duly held in accordance with the laws under which the Company is incorporated; or the written consent of the holders of a majority of the securities of the issuer entitled to vote provided that such ratification occurs no later than the date of the next annual meeting of shareholders; or

                  (iii) result in the acquisition of common stock that is held by the Recipient for a period of six months following the date of such acquisition.

         (d) Limitation on Liability. No member of the Board or the Committee shall be liable for any determination made in good faith with respect to the Plan or any Awards granted under it. If a member of the Board or the Committee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank or the Company shall indemnify such member against expense (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

5.       Eligibility; Awards

         (a) Eligibility. Key Employees and Outside Directors are eligible to receive Awards.

         (b) Awards to Key Employees and Outside Directors. The Committee may determine which of the Key Employees and Outside Directors referenced in
Section 5(a) will be granted Awards and the number of shares covered by each Award; provided, however, that in no event shall any Awards be made that will violate the Bank's Charter and Bylaws, the Company's Charter and Bylaws, or any applicable federal or state law or regulation. Shares of Restricted Stock that are awarded by the Committee shall, on the date of the Award, be registered in the name of the Recipient and transferred to the Recipient, in accordance with the terms and conditions established under the Plan. The aggregate number of shares that shall be issued under the Plan is 193,200.

         In the event Restricted Stock is forfeited for any reason, the Committee, from time to time, may determine which of the Key Employees and Outside Directors will be granted additional Awards to be awarded from forfeited Restricted Stock.

         In selecting those Key Employees and Outside Directors to whom Awards will be granted and the amount of Restricted Stock covered by such Awards, the Committee shall consider such factors as it deems relevant, which factors may include, among others, the position and responsibilities of the Key Employees and Outside Directors, the length and value of their services to the Bank and its Affiliates, the compensation paid to the Key Employees or fees paid to the Outside Directors, and the Committee may request the written recommendation of the Chief Executive Officer and other senior executive officers of the Bank, the Company and its Affiliates or the recommendation of the full Board. All allocations by the Committee shall be subject to review, and approval or rejection, by the Board.

         No Restricted Stock shall be earned unless the Recipient maintains Continuous Service with the Bank or an Affiliate until the restrictions lapse.

         (c) Manner of Award. As promptly as practicable after a determination is made pursuant to Section 5(b) to grant an Award, the Committee shall notify the Recipient in writing of the grant of the Award, the number of shares of Restricted Stock covered by the Award, and the terms upon which the Restricted Stock subject to the Award may be earned. Upon notification of an Award of Restricted Stock, the Recipient shall execute and return to the Company a restricted stock agreement (the "Restricted Stock Agreement") setting forth the terms and conditions under which the Recipient shall earn the Restricted
Stock, together with a stock power or stock powers endorsed in blank. Thereafter, the Recipient's Restricted Stock and stock power shall be deposited with an escrow agent specified by the Company ("Escrow Agent") who shall hold such Restricted Stock under the terms and conditions set forth in the Restricted Stock Agreement. Each certificate in respect of shares of Restricted Stock Awarded under the Plan shall be registered in the name of the Recipient.

         (d) Treatment of Forfeited Shares. In the event shares of Restricted Stock are forfeited by a Recipient, such shares shall be returned to the Company and shall be held and accounted for pursuant to the terms of the Plan until such time as the Restricted Stock is re-awarded to another Recipient, in accordance with the terms of the Plan and the applicable state and federal laws, rules and regulations.

6.       Terms and Conditions of Restricted Stock

         The Committee shall have full and complete authority, subject to the limitations of the Plan, to grant awards of Restricted Stock to Key Employees and Outside Directors and, in addition to the terms and conditions contained in Sections 6(a) through 6(h), to provide such other terms and conditions (which need not be identical among Recipients) in respect of such Awards, and the vesting thereof, as the Committee shall determine.

         (a) General Rules. Unless the Committee shall specifically state to the contrary at the time an Award is granted, Restricted Stock shall be earned by a Recipient at the rate of 20% of the initially awarded amount per year commencing with the first installment being earned on the first anniversary of the Date of Grant and succeeding installments being earned on the following anniversaries, provided that such Recipient maintains Continuous Service. Subject to any such other terms and conditions as the Committee shall provide with respect to Awards, shares of Restricted Stock may not be sold, assigned, transferred (within the meaning of Code Section 83), pledged or otherwise encumbered by the Recipient, except as hereinafter provided, during the Restricted Period. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to a Restricted Stock Award, or to remove any or all of such restrictions.

         (b) Continuous Service; Forfeiture. Except as provided in Section 6(c), if a Recipient ceases to maintain Continuous Service for any reason (other than death, Disability, Change in Control or, in the case of a Key Employee, Normal Retirement), unless the Committee shall otherwise determine, all shares of Restricted Stock theretofore awarded to such Recipient and which at the time of such termination of Continuous Service are subject to the restrictions imposed by Section 6(a) shall upon such termination of Continuous Service be forfeited. Any stock dividends or declared but unpaid cash dividends attributable to such shares of Restricted Stock shall also be forfeited.

         (c) Exception for Termination Due to Death, Disability, Following a Change in Control and in the Case of a Key Employee, Normal Retirement. Notwithstanding the general rule contained in Section 6(a), Restricted Stock awarded to a Recipient whose employment with the Bank or an Affiliate or service on the Board terminates due to death, Disability, following a Change in Control, and in the case of a Key Employee, Normal Retirement shall be deemed earned as of the Recipient's last day of employment with the Bank or an Affiliate, or last day of service on the Board of the Company or an Affiliate; provided that Restricted Stock awarded to a Key Employee who at any time also serves as a Director, shall not be deemed earned until both employment and service as a Director have been terminated.

         (d) Revocation for Cause. Notwithstanding anything hereinafter to the contrary, the Board may by resolution immediately revoke, rescind and terminate any Award, or portion thereof, previously awarded under the Plan, to the extent Restricted Stock has not been redelivered by the Escrow Agent to the Recipient, whether or not yet earned, in the case of a Key Employee whose employment is terminated by the Bank or an Affiliate or an Outside Director whose service is terminated by the Bank or an Affiliate for Cause or who is discovered after termination of employment or service on the Board to have engaged in conduct that would have justified termination for Cause.

         (e) Restricted Stock Legend. Each certificate in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Recipient and deposited by the Recipient, together with a stock power endorsed in blank, with the Escrow Agent and shall bear the following (or a similar) legend:

                          "The  transferability  of  this  certificate  and the
                  shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Provident Bank 2000 Recognition and Retention Plan. Copies of such Plan are on file in the offices of the Secretary of Provident Bank 400 Rella Boulevard, Montebello, New York 10901."

         (f) Payment of Dividends and Return of Capital. After an Award has been granted but before such Award has been earned, the Recipient shall receive any cash dividends paid with respect to such shares, or shall share in any pro-rata return of capital to all shareholders with respect to the Common Stock. Stock dividends declared by the Company and paid on Awards that have not yet been earned shall be subject to the same restrictions as the Restricted Stock and the certificate(s) or other instruments representing or evidencing such shares shall be legended in the manner provided in Section 6(e) and shall be delivered to the Escrow Agent for distribution to the Recipient when the Restricted Stock upon which such dividends were paid are earned. Unless the Recipient has made an election under Section 83(b) of the Code, cash dividends or other amounts so paid on shares that have not yet been earned by the Recipient shall be treated as compensation income to the Recipient when paid. If dividends are paid with respect to shares of Restricted Stock under the Plan that have been forfeited and returned to the Company or to a trust established to hold issued and unawarded or forfeited shares, the Committee can determine to award such dividends to any Recipient or Recipients under the Plan, to any other employee or director of the Company or the Bank, or can return such dividends to the Company.

         (g) Voting of Restricted Shares. After an Award has been granted, the Recipient as conditional owner of the Restricted Stock shall have the right to vote such shares.

         (h) Delivery of Earned Shares. At the expiration of the restrictions imposed by Section 6(a), the Escrow Agent shall redeliver to the Recipient (or where the relevant provision of Section 6(c) applies in the case of a deceased Recipient, to his Beneficiary) the certificate(s) and any remaining stock power deposited with it pursuant to Section 5(c) and the shares represented by such certificate(s) shall be free of the restrictions referred to
Section 6(a).

7.       Adjustments upon Changes in Capitalization

         In the event of any change in the outstanding shares subsequent to the Effective Date by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, or any merger, consolidation or any change in the corporate structure or shares of the Company, without receipt or payment of consideration by the Company, the maximum aggregate number and class of shares as to which Awards may be granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Recipient with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Escrow Agent in the manner provided in Section 6(e).

8.       Assignments and Transfers

         No Award nor any right or interest of a Recipient under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred (within the meaning of Code Section 83) except, in the event of the death of a Recipient, by will or the laws of descent and distribution until such Award is earned.

9.       Key Employee Rights under the Plan

         No Key Employee shall have a right to be selected as a Recipient nor, having been so selected, to be selected again as a Recipient and no Key Employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Bank or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any Key Employee any right to be retained in the employ of the Bank or any Affiliate.

10.      Outside Director Rights under the Plan

         Neither the Plan nor any action taken thereunder shall be construed as giving any Outside Director any right to be retained in the service of the Bank or any Affiliate.

11.      Withholding Tax

         Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time that an election is made by the Recipient under Section 83(b) of the Code, or any successor provision thereto, to include the value of such shares in taxable income), the Bank or the Company shall have the right to require the Recipient or other person receiving such shares to pay the Bank or the Company the minimum amount of any federal or state taxes, including payroll taxes, that are applicable to such supplemental income and that the Bank or the Company is required to withhold with respect to such shares, or, in lieu thereof, to retain or sell without notice, a sufficient number of shares held by it to cover the amount required to be withheld. The Bank or the Company shall have the right to deduct from all dividends paid with respect to shares of Restricted Stock the amount of any taxes which the Bank or the Company is required to withhold with respect to such dividend payments.

12.      Amendment or Termination

         The Board of the Bank may amend, suspend or terminate the Plan or any portion thereof at any time, provided, however, that no such amendment, suspension or termination shall impair the rights of any Recipient, without his consent, in any Award theretofore made pursuant to the Plan. Any amendment or modification of the Plan or an outstanding Award under the Plan, including but not limited to the acceleration of vesting of an outstanding Award for reasons other than death, Disability, Normal Retirement or termination following a Change in Control, shall be approved by the Committee, or the full Board of the Company.

13.      Governing Law

         The Plan shall be governed by the laws of the State of New York.

14.      Term of Plan

         The Plan shall become effective on the date of, or a date determined by the Board of Directors following, approval of the Plan by the Company's stockholders. It shall continue in effect until the earlier of (i) ten years from the Effective Date unless sooner terminated under Section 12 hereof, or
(ii) the date on which all shares of Common Stock available for award hereunder, have vested in the Recipients of such Awards.

         IN WITNESS WHEREOF, the Bank has caused the Plan to be executed by its duly authorized officers and the corporate seal to be affixed and duly attested, as of the ___________ day of __________________, 2000.

Date Approved by Shareholders:      _______________

Effective Date:                     _______________

ATTEST:                                       PROVIDENT BANK

-------------------------------               ----------------------------------
Secretary                                     President

                                 REVOCABLE PROXY
                             Provident Bancorp, Inc.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE

                         Annual Meeting of Stockholders
                                February 22, 2000

  The undersigned hereby appoints the official proxy committee consisting of the Board of Directors with full powers of substitution to act as attorneys and proxies for the undersigned to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Annual Meeting") to be held at the Holiday Inn of Suffern, 3 Executive Boulevard, Suffern, New York, on February 22, 2000, at 10:00 a.m. local time. The official proxy committee is authorized to cast all votes to which the undersigned is entitled as follows:

1.   The election as Directors of Donald T. McNelis,  Richard A. Nozell,  Thomas
     F. Jauntig, Jr. and Judith Hershaft each to serve for a three-year term, and Burt Steinberg to serve for a two-year term. (except as marked to the contrary below):

[   ] For     [   ] Withhold      [   ] For All Except

INSTRUCTION: To withhold your vote for one or more nominees, mark "For All Except" and write that nominee(s) name on the line below.


--------------------------------------------------------------------------------

2.   The ratification and approval of the Provident Bank 2000 Stock Option Plan.

     [   ] For       [   ] Against            [   ] Abstain


3. The ratification and approval of the Provident Bank 2000 Recognition and Retention Plan.

     [   ] For       [   ] Against            [   ] Abstain


4. The ratification of KPMG LLP as the Company's independent auditors for the fiscal year ended September 30, 2000.

     [   ] For       [   ] Against            [   ] Abstain


PLEASE CHECK BOX IF YOU PLAN TO ATTEND THE ANNUAL MEETING.     [   ]

     The Board of Directors recommends a vote "FOR" each of the listed proposals.

     This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for each of the propositions stated above. If any other business is presented at such Annual Meeting, this proxy will be voted as directed by a majority of the Board of Directors. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

                         Please be sure to sign and date
                          this Proxy in the box below.

                     ______________________________________
                                      Date


                     ______________________________________
                             Stockholder sign above


                     ______________________________________
                         Co-holder (if any) sign above


  Detach above card, sign, date and mail in postage-prepaid envelope provided.

                             Provident Bancorp, Inc.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

  Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by sending written notice to the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Stockholders, or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting.

  The above signed acknowledges receipt from the Company prior to the execution of this proxy of a notice of the Annual Meeting, a proxy statement dated January 14, 2000, and audited financial statements.

  Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title.
            PLEASE COMPLETE AND DATE THIS PROXY AND RETURN IT PROMPTLY
                    IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.